Exhibit 99.1

                        Madsen & Associates CPA's, Inc.
                            684 East Vine Street #3
                               Murray, utah 84107
                            Telephone (801) 268-2632
                               Fax (801) 262-3978

Ted A. Madsen, CPA

Member: American Institute of
        Certified Public Accountants

        Utah Association of
        Certified Public Accountants

August 6, 2010

Mr. Ron Howell
HST Global, Inc.
150 Research Drive
Hampton, VA 213666

Dear Mr. Howell,

Our firm has been provided a copy of the form 8-K, Item 4.02 that was filed with the Securities and Exchange Commission on June 28, 2010. We agree with the Item
4.02 disclosures.



Sincerely,


\s\ Madsen & Associates CPA's, Inc.
Madsen & Associates CPA's, Inc.